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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 25, 2001
                                                 -------------------------------


                                   P-COM, Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                   0-25356                  77-0289371
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)



3175 S. Winchester Boulevard, Campbell, California                      95008
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (408) 866-3666
                                                  ------------------------------

                                      None
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       (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
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               P-COM entered into a Common Stock PIPES Purchase Agreement dated
July 25, 2001, with Lagunitas Partners, L.P. and Gruber McBaine International (the "Entities") calling for the sale to the Entities of 3,797,468 shares of newly issued, unregistered Common Stock for $0.79 per share in cash. P-COM agreed to register the 3,797,468 shares with the SEC for resale.

               On July 31, 2001, the Entities purchased the 3,797,468 shares for $3,000,000 in cash, pursuant to the Purchase Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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               (a) Financial Statements of Business Acquired. Not applicable.
                   ------------------------------------------

               (b) Pro Forma Financial Information. Not applicable.
                   --------------------------------

               (c) Exhibits. Exhibit 10.91 - Common Stock PIPES Purchase
                   ---------
Agreement, dated July 25, 2001, by and among P-COM, Inc., Gruber McBaine International and Lagunitas Partners, L.P.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       P-COM, INC.



DATE:    August 9, 2001                By: /s/ James J. Sobczak
                                          --------------------------------------
                                          Name: James J. Sobczak
                                          Title: President and Chief
                                                  Executive Officer
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                                  EXHIBIT INDEX

Exhibit
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10.91     Common Stock PIPES Purchase Agreement, dated July 25, 2001, by and among P-COM, Inc., Gruber McBaine International and Lagunitas Partners, L.P.